FIRST DEARBORN INCOME PROPERTIES L.P.
154 West Hubbard Street, Suite 250
Chicago, IL  60610


July 27, 2001


U.S. Securities and Exchange Commission
Washington, D. C.  20549

Re:  Form 8 - K/A, Commission File Number 0-16820

Gentlemen:

Pursuant to your requirements, we are transmitting herewith the attached Amended Form 8-K.

Sincerely,

FIRST DEARBORN INCOME PROPERTIES L.P.

Daniel C. Bartok

Daniel C. Bartok, Filing Agent









UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM 8-K/A


CURRENT REPORT PURSUANT TO SECTION 13
OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 3, 2001


Commission file number 0-16180


FIRST DEARBORN INCOME PROPERTIES L.P.
(Exact name of registrant as specified in its charter)


Delaware                                             36-3591517
(State of organization)                     (IRS Employer
Identification No.)


154 West Hubbard Street, Suite 250, Chicago, IL     60610
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (312) 464-
0100




This Form 8-K/A is being filed to amend the 8-K filed on June 11, 2001

Item 304.  Changes In and Disagreements With Accountants on
Accounting and Financial Disclosure

a.(1)(i). For the year ending 12/31/2000, First Dearborn Income Properties LP requested a waiver to the requirement to file audited financial statements in the Company's Form 10-K, due to financial hardship and its inability to pay third party accountants for the audit. On March 13, 2001, the request for waiver was denied by the SEC.

Representatives of the General Partner and Associate General Partner discussed the denial and an affiliate of one of the Associate General Partners agreed to loan First Dearborn Income Properties LP the funds required to complete an audit for the period ending 12/31/2000.

We contacted KPMG Peat Marwick, the auditors of record, to arrange for the completion of the audit. We were informed by KPMG that they were no longer willing to perform the audit of First Dearborn Income Properties LP. We acknowledged that they would be paid for their services, and and on or about April 29, 2001 were subsequently informed that they were still not willing to perform the audit.

a.(1)(ii). No, the principal accountant's report for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or qualified or modified as to uncertainty, audit scope, or accounting principles.

a.(1)(iii). B. The decision to change accountants was approved by the board of directors of the General Partner of the issuer, The issuer itself, has no audit committee.

a.(1)(iv). None. There have not been any reportable disagreements with the auditors of record over the most recent two fiscal yearsor during the period subsequent through the date of resignation.

a.(1)(v).  Not applicable, there were no differences of opinion.

a.(2) On May 3, 2001, Altschuler, Melvoin & Glasser LP was engaged as the new independent accountant for First Dearborn
Income Properties LP for the period ending 12/31/2000.

a.(2)(i). No, during the two most recent fiscal years or during the subsequent period thorough the date of resignation, the registrant did not consult the newly engaged accountant regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered, and no written report was provided to the registrant or oral advice that the new accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue.

a.(2)(ii)(A)(B)(C). No, the registrant did not consult the newly engaged accountant regarding the subject of a disagreement or a reportable event.

a.(2)(ii)(D). Newly engaged accountant had not comments to thie Form 8K filing.

a.(3) Former accountant provided a letter to Commission on July 19, 2001, stating that they confirm that the client - auditor relationship has ended. They provided a subsequent letter on July 20, 2001 stating certain opinions about the content of the initial 8-K filed on this matte. Those issues have been addressed in this amended filing.



SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


	FIRST DEARBORN INCOME
PROPERTIES L.P.
	(Registrant)


	By:  FDIP, Inc.
	(Managing General Partner)



August 8, 2001	By:  Robert S. Ross
	President
	(Principal Executive Officer)




August 8, 2001	By:  Bruce H. Block
	Vice President
	(Principal Financial Officer)